UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2020

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana, Suite 3500, Houston, Texas 77002

(Address of principal executive offices)

(210) 998-4035

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 11, 2020, Camber Energy, Inc. (“we”, “us” or the “Company”) held its 2020 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, an aggregate of 2,004,817 shares of voting stock, or 40.1% of our 5,000,000 total outstanding voting shares as of January 28, 2020, the record date for the Meeting (the “Record Date”), were present at or were voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on January 31, 2020 (the “Proxy”)), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy and this Form 8-K should be read in connection with the Proxy.

Proposal 1	For	Withhold

Election of Directors:
Robert Schleizer	271,290	26,370
Fred Zeidman	270,308	27,352
James G. Miller	270,643	27,017

Proposal 2	For	Against	Abstain*

Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.	1,976,069	20,042	8,706

Proposal 3	For	Against	Abstain*

To approve, by a non-binding vote, the compensation of the Company’s named executive officers	259,665	33,841	4,154

Proposal 4	1 Year	2 Years	3 Years	Abstain*

To recommend, by non-binding vote, the frequency of holding advisory votes on the compensation of the Company’s named executive officers	241,456	7,308	40,351	8,545

Proposal 5	For	Against	Abstain*

To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.	1,875,689	122,426	6,702

* There were no Broker Non-Votes on these proposals.

As a result of the above voting, each of the three (3) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in the proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal; proposals 2, 3 and 5, which each required the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote, were validly approved by the Company’s stockholders (notwithstanding the fact that proposal 3 is non-binding); and “1 Year” received a majority of the votes cast on the recommended frequency of future advisory votes on named executive’s compensation pursuant to proposal 4. There were no broker non-votes cast at the Meeting.

The Company's Board of Directors has considered the outcome of the advisory vote on the frequency of future votes on executive compensation and has determined, in connection with the option that received the highest number of votes from the stockholders at the Annual Meeting pursuant to proposal 4, that the Company will hold future say on pay votes each one year, until the next advisory vote on the frequency of say on pay votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: March 12, 2020